COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	112.1%
COMMUNICATIONS—TOWERS	24.0%
American Tower Corp.(a),(b)		643,111	$155,459,222
Crown Castle International Corp.		862,626	143,627,229
SBA Communications Corp.		284,070	90,470,614

			389,557,065

REAL ESTATE	88.1%
DATA CENTERS	11.2%
CyrusOne, Inc.(a),(b)		559,231	39,162,947
Digital Realty Trust, Inc.(a),(b)		83,858	12,307,000
Equinix, Inc.(a),(b)		172,543	131,155,111

			182,625,058

DIVERSIFIED—FOREIGN	0.0%
BGP Holdings PLC (EUR) (Australia)(c),(d)		3,927,678	0

HEALTH CARE	15.2%
Healthpeak Properties, Inc.(a),(b),(e)		1,695,265	46,026,445
Medical Properties Trust, Inc.(a),(b)		2,255,571	39,765,716
Ventas, Inc.(a)		1,768,531	74,207,561
Welltower, Inc.(a)		1,571,700	86,584,953

			246,584,675

HOTEL	1.0%
Host Hotels & Resorts, Inc.(a),(b)		1,517,836	16,377,450

INDUSTRIALS	11.4%
BG LLH LLC (Lineage Logistics)†		140,125	8,069,799
Duke Realty Corp.(a),(b)		1,914,094	70,630,068
Prologis, Inc.(a),(b)		1,054,692	106,123,109

			184,822,976

NET LEASE	13.4%
Agree Realty Corp.(a)		272,991	17,373,147
Broadstone Net Lease, Inc., Class A		1,077,834	18,086,055
Spirit Realty Capital, Inc.(a),(b)		1,090,752	36,812,880
VEREIT, Inc.(a),(b)		7,439,658	48,357,777
VICI Properties, Inc.(a)		3,120,873	72,934,802
WP Carey, Inc.(a)		365,455	23,813,048

			217,377,709

		Shares	Value
OFFICE	1.9%
Kilroy Realty Corp.(a),(b)		590,181	$30,665,805

RESIDENTIAL	13.6%
APARTMENT	8.6%
Apartment Investment & Management Co., Class A(a),(b)		716,629	24,164,730
Essex Property Trust, Inc.(a),(b)		301,205	60,478,952
UDR, Inc.(a),(b)		1,672,519	54,540,845

			139,184,527

MANUFACTURED HOME	2.6%
Sun Communities, Inc.(a),(b)		302,522	42,537,618

SINGLE FAMILY	2.4%
Invitation Homes, Inc.(a),(b)		1,416,173	39,638,682

TOTAL RESIDENTIAL			221,360,827

SELF STORAGE	10.2%
Extra Space Storage, Inc.(a),(b)		613,093	65,594,820
Public Storage(a),(b),(e)		454,767	101,285,706

			166,880,526

SHOPPING CENTERS—REGIONAL MALL	5.2%
Simon Property Group, Inc.(a),(b)		1,301,613	84,188,329

SPECIALTY	1.7%
Lamar Advertising Co., Class A		412,778	27,313,520

TIMBER	3.3%
Weyerhaeuser Co.		1,911,851	54,525,991

TOTAL REAL ESTATE			1,432,722,866

TOTAL COMMON STOCK (Identified cost—$1,465,562,367)			1,822,279,931

PREFERRED SECURITIES—$25 PAR VALUE	14.7%
BANKS	1.5%
GMAC Capital Trust I, 6.065% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(f)		250,000	6,242,500
Huntington Bancshares, Inc., 6.25%, Series D(g)		75,432	1,906,921
JPMorgan Chase & Co., 5.75%, Series DD(g)		75,000	2,048,250
Truist Financial Corp., 5.20%, Series F(g)		100,000	2,516,000
Wells Fargo & Co., 5.20%(g)		200,000	5,076,000
Wells Fargo & Co., 5.50%, Series X(g)		49,355	1,283,230
Wells Fargo & Co., 4.75%, Series Z(g)		208,044	5,230,226

			24,303,127

		Shares	Value
ELECTRIC	0.2%
Southern Co./The, 4.20%, due 10/15/60, Series C		100,000	$2,505,000

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.3%
KKR & Co., Inc., 6.75%, Series A(g)		107,425	2,758,674
State Street Corp., 5.90% to 3/15/24, Series D(g),(h)		50,000	1,383,500

			4,142,174

INSURANCE—LIFE/HEALTH INSURANCE	0.1%
MetLife, Inc., 4.75%, Series F(g)		95,600	2,487,512

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(g),(h)		147,000	2,559,270

REAL ESTATE	12.4%
DATA CENTERS	0.8%
Digital Realty Trust, Inc., 6.625%, Series C(g)		179,137	4,641,440
Digital Realty Trust, Inc., 5.85%, Series K(g)		98,115	2,703,068
Digital Realty Trust, Inc., 5.20%, Series L(g)		100,000	2,718,000
QTS Realty Trust, Inc., 7.125%, Series A(g)		115,975	3,142,923

			13,205,431

DIVERSIFIED	2.7%
Armada Hoffler Properties, Inc., 6.75%, Series A(g)		375,000	9,187,500
Colony Capital, Inc., 7.15%, Series I(g)		279,915	6,326,079
Colony Capital, Inc., 7.125%, Series J(g)		196,364	4,418,190
EPR Properties, 9.00%, Series E (Convertible)(a),(g)		180,628	5,285,175
EPR Properties, 5.75%, Series G(g)		137,002	2,604,408
Investors Real Estate Trust, 6.625%, Series C(g)		98,959	2,618,455
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(g)		79,704	4,658,699
Office Properties Income Trust, 6.375%, due 6/23/50		25,000	639,500
Urstadt Biddle Properties, Inc., 6.25%, Series H(g)		157,556	3,868,000
Urstadt Biddle Properties, Inc., 5.875%, Series K(g)		159,900	3,805,620

			43,411,626

HOTEL	1.5%
Ashford Hospitality Trust, Inc., 7.375%, Series F(g)		216,000	879,120
Ashford Hospitality Trust, Inc., 7.50%, Series H(g)		100,000	403,000
Ashford Hospitality Trust, Inc., 7.50%, Series I(g)		165,000	683,100
DiamondRock Hospitality Co., 8.25%(g)		50,725	1,318,850
Pebblebrook Hotel Trust, 6.50%, Series C(g)		160,000	3,675,200

		Shares	Value
Pebblebrook Hotel Trust, 6.30%, Series F(g)		134,000	$3,043,140
RLJ Lodging Trust, 1.95%, Series A(g)		39,846	913,669
Summit Hotel Properties, Inc., 6.45%, Series D(g)		123,000	2,767,500
Summit Hotel Properties, Inc., 6.25%, Series E(g)		200,000	4,460,000
Sunstone Hotel Investors, Inc., 6.95%, Series E(g)		180,000	4,483,800
Sunstone Hotel Investors, Inc., 6.45%, Series F(g)		91,865	2,251,611

			24,878,990

INDUSTRIALS	1.5%
Monmouth Real Estate Investment Corp., 6.125%, Series C(a),(g)		400,000	9,912,000
PS Business Parks, Inc., 5.20%, Series W(g)		45,000	1,164,600
PS Business Parks, Inc., 5.20%, Series Y(g)		185,000	4,902,500
PS Business Parks, Inc., 4.875%, Series Z(g)		72,384	1,935,548
Rexford Industrial Realty, Inc., 5.875%, Series A(g)		85,500	2,202,480
Rexford Industrial Realty, Inc., 5.625%, Series C(g)		30,000	804,000
STAG Industrial, Inc., 6.875%, Series C(g)		160,000	4,126,400

			25,047,528

NET LEASE	1.2%
Gladstone Commercial Corp., 7.00%, Series D(g)		70,000	1,763,300
Spirit Realty Capital, Inc., 6.00%, Series A(a),(g)		351,071	9,250,721
VEREIT, Inc., 6.70%, Series F(a),(b),(g)		355,744	9,010,995

			20,025,016

OFFICE	1.0%
Brookfield Property Partners LP, 5.75%, Series A(g)		204,000	3,645,480
Brookfield Property Partners LP, 6.375%, Series A2(g)		126,056	2,499,691
City Office REIT, Inc., 6.625%, Series A(g)		50,000	1,293,000
SL Green Realty Corp., 6.50%, Series I(a),(g)		191,919	4,821,005
Vornado Realty Trust, 5.70%, Series K(g)		161,024	4,085,179

			16,344,355

RESIDENTIAL	1.7%
APARTMENT	0.2%
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(g)		148,198	3,725,698

MANUFACTURED HOME	0.3%
UMH Properties, Inc., 8.00%, Series B(g)		45,000	1,136,700
UMH Properties, Inc., 6.75%, Series C(g)		152,845	3,847,108

			4,983,808

		Shares	Value
SINGLE FAMILY	1.2%
American Homes 4 Rent, 6.50%, Series D(a),(g)		207,796	$5,261,395
American Homes 4 Rent, 6.35%, Series E(a),(g)		378,397	9,581,012
American Homes 4 Rent, 6.25%, Series H(g)		162,714	4,474,635

			19,317,042

TOTAL RESIDENTIAL			28,026,548

SELF STORAGE	0.4%
National Storage Affiliates Trust, 6.00%, Series A(g)		192,080	5,088,199
Public Storage, 4.625%, Series L(g)		29,610	797,101

			5,885,300

SHOPPING CENTERS	1.6%
COMMUNITY CENTER	1.1%
Cedar Realty Trust, Inc., 7.25%, Series B(a),(g)		32,686	616,458
Kimco Realty Corp., 5.25%, Series M(g)		170,000	4,477,800
Saul Centers, Inc., 6.125%, Series D(g)		101,300	2,523,383
Saul Centers, Inc., 6.00%, Series E(g)		111,000	2,763,900
SITE Centers Corp., 6.375%, Series A(g)		200,000	4,984,000
SITE Centers Corp., 6.25%, Series K(g)		70,000	1,704,500

			17,070,041

REGIONAL MALL	0.5%
Brookfield Property REIT, Inc., 6.375%, Series A(g)		184,943	3,452,886
Pennsylvania REIT, 7.20%, Series C(g)		158,825	722,654
Taubman Centers, Inc., 6.25%, Series K(g)		196,133	4,205,091

			8,380,631

TOTAL SHOPPING CENTERS			25,450,672

TOTAL REAL ESTATE			202,275,466

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$245,824,683)			238,272,549

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	5.1%
BANKS	0.4%
Citigroup, Inc., 5.00% to 9/12/24, Series U(g),(h)		$336,000	334,997
JPMorgan Chase & Co., 3.738% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(f),(g)		2,108,000	2,022,605

		Principal Amount	Value
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(g),(h)		$2,700,000	$2,928,601
JPMorgan Chase & Co., 3.616% (3 Month US LIBOR + 3.32%), Series V (FRN)(f),(g)		738,000	684,329

			5,970,532

BANKS—FOREIGN	2.9%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(g),(h),(i)		4,000,000	4,000,602
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(g),(h),(i),(j)		1,750,000	1,859,375
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(g),(h),(i),(j)		5,000,000	5,893,960
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(g),(h),(i),(j)		2,500,000	2,511,250
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(g),(h),(i),(k)		3,000,000	3,125,220
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(g),(h),(i),(j)		2,000,000	2,115,620
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(g),(h),(i),(j)		2,891,000	3,163,838
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(g),(h),(i),(k)		3,000,000	3,119,811
HBOS Capital Funding LP, 6.85% (United Kingdom)(g),(k)		2,600,000	2,651,025
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(g),(h),(i)		4,000,000	4,247,000
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(g),(h),(i)		3,400,000	3,573,298
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(g),(h),(i)		3,300,000	3,389,826
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(g),(h),(i),(j)		4,000,000	4,107,820
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(g),(k)		2,978,000	4,169,406

			47,928,051

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b),(g),(h)		4,000,000	3,193,516

INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.1%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(b),(j)		2,000,000	2,758,330

PROPERTY CASUALTY—FOREIGN	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(h),(k)		4,052,000	4,526,064

TOTAL INSURANCE			7,284,394

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.2%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(h)		$2,750,000	$3,267,648

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(a),(g),(h)		1,535,000	1,214,569

PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(h)		1,750,000	1,763,735

REAL ESTATE—RETAIL—FOREIGN	0.4%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(h),(j)		6,000,000	5,901,846

UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.4%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(h),(j)		5,250,000	6,144,757

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$81,531,845)			82,669,048

CORPORATE BONDS	1.7%
COMMUNICATIONS—TOWERS	0.2%
SBA Communications Corp., 3.875%, due 2/15/27, 144A(a),(j)		2,525,000	2,566,031

REAL ESTATE	1.4%
DATA CENTERS	0.1%
Equinix, Inc., 5.375%, due 5/15/27(a)		2,000,000	2,182,470

DIVERSIFIED	0.0%
Spirit Realty LP, 3.20%, due 2/15/31		300,000	293,067

HEALTH CARE	0.2%
Diversified Healthcare Trust, 9.75%, due 6/15/25		2,500,000	2,800,400
Sabra Health Care LP, 4.80%, due 6/1/24(a)		1,200,000	1,261,967

			4,062,367

INDUSTRIALS	0.6%
Corporate Office Properties LP, 2.25%, due 3/15/26		850,000	860,619
Retail Properties of America, Inc., 4.75%, due 9/15/30		9,000,000	9,028,664

			9,889,283

NET LEASE	0.1%
VEREIT Operating Partnership LP, 3.40%, due 1/15/28		400,000	417,124
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(a),(j)		1,366,000	1,347,217

			1,764,341

		Principal Amount	Value
OFFICE	0.0%
Office Properties Income Trust, 4.50%, due 2/1/25		$600,000	$607,628

RESIDENTIAL—APARTMENT	0.1%
Essex Portfolio LP, 2.65%, due 9/1/50		1,000,000	942,656

SHOPPING CENTERS	0.3%
COMMUNITY CENTER	0.1%
Federal Realty Investment Trust, 3.50%, due 6/1/30(a)		1,350,000	1,463,678

REGIONAL MALL	0.2%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(a),(j)		3,300,000	2,606,818

TOTAL SHOPPING CENTERS			4,070,496

TOTAL REAL ESTATE			23,812,308

TELECOMMUNICATION	0.1%
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 144A(j)		900,000	904,842

TOTAL CORPORATE BONDS (Identified cost—$27,167,700)			27,283,181

		Shares
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.02%(l)		12,814,774	12,814,774

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$12,814,774)			12,814,774

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,832,901,369)	134.4%		2,183,319,483
WRITTEN OPTION CONTRACTS	(0.1)		(2,113,536)
LIABILITIES IN EXCESS OF OTHER ASSETS	(34.3)		(556,209,154)

NET ASSETS (Equivalent to $12.10 per share based on 134,243,229 shares of common stock outstanding)	100.0%		$1,624,996,793

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Put — Healthcare Trust Of America	$25.00	10/16/20	(3,465)	$(9,009,000)	$(238,956)	$(147,263)
Put — Lamar Advertising Co.	60.00	10/16/20	(224)	(1,482,208)	(45,927)	(8,960)
Put — Medical Properties Trust, Inc.	17.00	11/20/20	(3,754)	(6,618,302)	(300,180)	(262,780)
Put — Welltower, Inc.	50.00	11/20/20	(805)	(4,434,745)	(204,759)	(167,440)
Put — WP Carey, Inc.	65.00	10/16/20	(697)	(4,541,652)	(106,697)	(134,521)
			(8,945)	$(26,085,907)	$(896,519)	$(720,964)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Put — CyrusOne, Inc.	Goldman Sachs International	$65.00	11/20/20	(1,175)	$(8,228,525)	$(215,025)	$(220,818)
Put — Healthpeak Properties, Inc.	Goldman Sachs International	31.53	10/16/20	(2,672)	(7,254,480)	(1,429,520)	(1,171,754)
				(3,847)	$(15,483,005)	$(1,644,545)	$(1,392,572)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)		Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 115,000,000	1.460%(n)	Monthly	1 Month LIBOR(n	)	Monthly	12/28/23	$(4,519,648)	$—	$(4,519,648)
69,000,000	1.280	Monthly	0.156%(o	)	Monthly	2/3/26	(3,777,794)	(13,369)	(3,791,163)

							$(8,297,442)	$(13,369)	$(8,310,811)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	4,811,204	EUR	4,104,318	10/2/20	$902
Brown Brothers Harriman	EUR	4,104,318	USD	4,907,574	10/2/20	95,467
Brown Brothers Harriman	EUR	4,150,325	USD	4,867,999	11/3/20	(1,262)

						$95,107

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $1,161,992,591 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $504,570,373 in aggregate has been rehypothecated.
(c)	Security value is determined based on significant unobservable inputs (Level 3).
(d)	Non-income producing security.
(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $11,147,953 in aggregate has been pledged as collateral.
(f)	Variable rate. Rate shown is in effect at September 30, 2020.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $41,107,620 which represents 2.5% of the net assets of the Fund (1.9% of the managed assets of the Fund).

(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $41,881,704 which represents 2.6% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $17,591,526 which represents 1.1% of the net assets of the Fund, of which 0.0% are illiquid.

(l)	Rate quoted represents the annualized seven-day yield.
(m)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 28, 2020 (effective date).
(o)	Based on 1 month LIBOR. Represents rates in effect at September 30, 2020.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

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NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

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NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified—Foreign	$0	$—	$—	$0(a	)
Real Estate—Industrials	184,822,976	176,753,177	—	8,069,799(b	)
Other Industries	1,637,456,955	1,637,456,955	—	—
Preferred Securities—$25 Par Value:
Real Estate—Hotel	24,878,990	22,627,379	2,251,611	—
Other Industries	213,393,559	213,393,559	—	—
Preferred Securities—Capital Securities	82,669,048	—	82,669,048	—
Corporate Bonds	27,283,181	—	27,283,181	—
Short-Term Investments	12,814,774	—	12,814,774	—

Total Investments in Securities(c)	$2,183,319,483	$2,050,231,070	$125,018,614	$8,069,799

Forward Foreign Currency Exchange Contracts	$96,369	$—	$96,369	$—

Total Derivative Assets(c)	$96,369	$—	$96,369	$—

Interest Rate Swap Contracts	$(8,310,811)	$—	$(8,310,811)	$—
Written Option Contracts	(2,113,536)	(720,964)	(1,392,572)	—
Forward Foreign Currency Exchange Contracts	(1,262)	—	(1,262)	—

Total Derivative Liabilities(c)	$(10,425,609)	$(720,964)	$(9,704,645)	$—

(a)	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0 by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock – Real Estate – Industrials
Balance as of December 31, 2019	$—
Purchases	8,757,813
Change in unrealized appreciation (depreciation)	(688,014)

Balance as of September 30, 2020	$8,069,799

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(688,014).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2020	Valuation Technique	Unobservable Inputs	Range/Weighted Average	Valuation from an Increase in Input (a)
Common Stock— Real Estate— Industrials	$8,069,799	Market Comparable Companies	Enterprise Value/ EBITDA Ratio	19.3x – 30.1x / 22.8%	Increase
			Liquidity Discount	41%	Decrease

The significant unobservable inputs utilized in the fair value measurement of the Fund’s Level 3 equity investment in Common Stock—Real Estate—Industrials are the Enterprise Value to Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) ratio and Liquidity Discount.

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign

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NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2020:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts(c)
Average Notional Amount	$13,929,837	$42,023,363	$170,200,000	$3,746,242

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents four months for purchased option contracts and nine months for written option contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(c)	Average notional amounts represent the average for all months in which the Fund had forward foreign currency exchange contracts outstanding at month end. For the period, this represents eight months.